UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 4, 2008

______________

Broadcaster, Inc.

(Exact name of registrant as specified in its charter)

______________

Delaware	0-15949	94-2862863
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

9201 Oakdale Avenue, Suite 200
Chatsworth, CA 91311

(Address of Principal Executive Office) (Zip Code)

(818) 206-9274

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 4, 2008, Arthur G. Camiolo and Lawrence R. Johnson joined our board of directors.  Additional information regarding the change in the board of directors is included in the Company’s press release dated February 8, 2008, which is furnished with this current report as an exhibit.

Item 9.01.

Financial Statements and Exhibits.

(a) – (c)

N/A

(d)  Exhibits.

Exhibit No.	Description

99.1	Press release dated February 8, 2008 furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADCASTER, INC.

By:	/s/ MARTIN WADE, III
Name:	Martin Wade, III
Title:	Chairman and CEO

Date:  February 8, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated February 8, 2008 furnished herewith.